EXHIBIT 10.556

EXECUTION COPY

SUBLEASE

THIS SUBLEASE is made as of November 15, 2007 between INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation, (“Sublessor”) and INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, (“Sublessee”).

RECITALS

WHEREAS, Sublessor is the tenant under a certain lease (“Prime Lease”, a copy of which is attached hereto) dated May 12, 2005 by and between Sublessor as Tenant and Inland 2905 & 2907 Butterfield Road, L.L.C., a Delaware limited liability company as Landlord (“Prime Landlord”), pertaining to office buildings located at 2905 and 2907 Butterfield Road, Oak Brook, Illinois (the “Premises”) legally described on Exhibit A attached hereto and made a part hereof.

WHEREAS, Sublessor desires to sublet its interest into that portion of the Premises commonly known as Suites 120, 200 and 300 of the 2907 Butterfield Road Building, generally depicted on Exhibit B attached hereto and made a part hereof (“Sublet Premises”), to Sublessee pursuant to the terms of this Sublease.  The Sublet Premises comprises 36,740 rentable square feet.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
GRANT AND TERM

Section 1.01

Grant.  Sublessor, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Sublessee to be performed, hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, the Sublet Premises for a period commencing on November 15, 2007 (“Commencement Date”) and expiring on the last day of November, 2012 (“Term”) unless sooner terminated as may be provided herein.  Sublessee by its execution hereof expressly acknowledges that its rights hereunder are subject to and expressly conditioned upon the rights of Sublessor under the Prime Lease.  Sublessee hereby agrees to abide by and comply with all of Sublessor’s obligations under the Prime lease, as they pertain to the Sublet Premises, except for the payment of rent.  Sublessee acknowledges that it has received a copy of the Prime Lease and that Sublessee has read and understands Sublessor’s obligations thereunder.  Sublessee hereby defends, indemnifies and holds Sublessor, Prime Landlord and Prime Landlord’s Mortgagee (as defined in the Prime Lease), or beneficiary under any trust deed, harmless against any loss, liability or damages that any of them may incur by virtue of any violation of any of the terms of this Sublease or the occupancy by Sublessee of the Sublet Premises, arising from the acts of Sublessee.  Sublessee shall also comply with all the terms and conditions of any mortgage, deed of trust or other lien or encumbrance which encumbers the Premises and that are to be performed during the term of this Sublease by Sublessee; provided, however, Sublessee shall not be obligated to make principal or interest payments under any such mortgage, deed of trust or other lien or encumbrance.  Sublessee has examined the Sublet Premises, knows the state and condition thereof, and accepts the same “as is” and without any obligation of Sublessor to make any repairs whatsoever to the Sublet Premises.

Section 1.02

Option to Extend Term

.  Provided no event of default by Sublessee exists hereunder, Sublessee shall have one (1) option to extend the Term for an additional five (5) years,

immediately succeeding the expiration of the initial Term hereof, on the same terms and conditions of this Sublease, except (x) there shall be no further right to extend the Term of this Lease and (y) that the annual Base Rent shall be equal to the sum of $495,990.00 plus the product of $495,990.00 multiplied by the sum of the percentage increases of  the Consumer Price Index (“CPI”), hereinafter defined, for each year of the initial Term of this Sublease (with the CPI on the first day of the initial Term being the base number for the calculations set forth herein). For example, if the CPI increased 2% in each of the five years of the initial Term, then the annual Base Rent for each year of the extended Term would be $545,589.00. (2% x 5 years = 10% x $495,990.00 = $49,599.00 + $495,990.00 = $545,589.00.)  CPI means the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items and Major Group Figures for Urban Wage Earners and Clerical Workers (1982-84).  The option herein granted to extend the Term of this Sublease shall be exercised by Sublessee giving written notice to Sublessor of the exercise of the option not less than 180 days nor more than 365 days prior to the expiration of the initial Term.  If Sublessee does not give Sublessor such notice within the foregoing time limits for extending the Term of this Sublease, then the terms of this Section 1.02 shall be null and void and of no further force or effect.

ARTICLE II
RENT

Section 2.01

Base Rent, Additional Rent and Tenant Improvement Amortization

.  During the Term, Sublessee shall pay annual base rent of Four Hundred Ninety Five Thousand Nine Hundred Ninety ($495,990.00) Dollars in monthly installments of Forty One Thousand Three Hundred Thirty Two and 50/100 ($41,332.50) Dollars (hereinafter, the “Base Rent”) commencing on November 15, 2007 and continuing on the first day of each successive month to and including November, 2012.

Commencing on November 15, 2007, in addition to the Base Rent, Sublessee will be obligated to pay, as additional rent, (“Additional Rent”) in any calendar year, its proportionate share of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses as such terms are defined in the Prime Lease.  Sublessee’s proportionate share is based upon a fraction the denominator of which is 98,431 square feet (the rentable square footage of both the 2905 and the 2907 Butterfield Road Buildings) and the numerator of which is 36,740 square feet.  Sublessee shall make monthly payments of Additional Rent at the time of and together with its payments of Base Rent in amounts equal to one twelfth (1/12) of Sublessee’s proportionate share of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses as estimated by the Landlord under the Prime Lease.  Sublessor will provide Sublessee with a copy of Prime Landlord’s Projection Notice, as defined in the Prime Lease, as may be received by Sublessor.  After the end of each calendar year following the Prime Landlord’s determination the actual cost of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses and Prime Landlord’s delivery to Sublessor of a statement (“Sublessor’s Statement”) of the actual amount of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses, Sublessor shall furnish Sublessee with a statement of Sublessee’s proportionate share of such Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses.  If the amount thereof exceeds the estimated payments of Additional Rent for any calendar year made by Sublessee, then Sublessee shall pay the Sublessor the excess within thirty (30) days after the date of Sublessee’s receipt of Sublessor’s Statement.  If the estimated payments of Additional Rent for any calendar year exceed the actual amount of Sublessee’s proportionate share of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses owed for such year, then Sublessor shall credit such excess to Additional Rent payable by Sublessee after the date of Sublessor’s Statement until such excess is exhausted.  After expiration of the Term of this Sublease, or after earlier termination of this Sublease not caused by a default or breach of this Sublease by Sublessee, and upon determination of the actual amount of Sublessee’s proportionate share of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses for the year in which such expiration or termination occurs, Sublessor will remit to Sublessee any unapplied balance of Sublessee’s estimated payments of

Sublessee’s proportionate share of Tenant’s Pro Rata Share of Taxes and Tenant’s Pro Rata Share of Expenses for such year. Upon request of Sublessee, Sublessor will exercise Sublessor’s right to inspect the books and records of the Prime Landlord as set forth in Section 8.4 of the Prime Lease and share such inspection with Sublessee.  If Sublessee shall determine an exception to the Prime Landlord’s determination of any Taxes or Expenses, as defined in the Prime Lease and so notifies Sublessor in writing, then Sublessor shall issue a written exception to the Prime Landlord as set forth in said Section 8.4 and attempt to resolve the dispute.  If Sublessor, at the request of Sublessee, shall engage an accounting firm as set forth in said Section 8.4 and the Sublessor has not been overcharged the sum of Taxes and Expenses for the year of the exception being made by more than three percent (3%) then Sublessee shall promptly reimburse Sublessor for the cost of retaining the accounting firm; provided, however, if Sublessor shall recognize any monetary benefit from the accounting firm’s determination of Taxes and Expenses, then Sublessor shall share the cost of retaining the accounting firm with Sublessee on a pro rata basis based on Sublessor’s share of the monetary benefits as to the total monetary benefits gained from the accounting firm’s determination.

In anticipation of the making of this Lease Sublessee made certain tenant improvements to the Sublet Premises.  At Sublessee’s request, Sublessor advanced the aggregate sum of $395,000.00 towards the construction of such improvements.  Commencing on December 1, 2007, in addition to the Base Rent and Additional Rent, Sublessee will be obligated to pay to Sublessor, as additional rent, together with the monthly payment of Base Rent and Additional Rent, the monthly sum of $6,583.33 (“TI Amortization”), representing 1/60 of the $395,000.00 advanced by Sublessor toward the tenant improvements.

All payments of Base Rent, Additional Rent and TI Amortization shall be made in advance on the first day of each calendar month and at the same rate for fractions of a month if the Term begins or ends on any day except the first or the last day of a calendar month, respectively.

Section 2.02

Payment of Rent

.  All monthly payments of Base Rent, Additional Rent, TI Amortization and all other charges due from Sublessee to Sublessor hereunder for the entire Term (collectively, “Rent”) shall be paid to the order of Inland 2905 & 2907 Butterfield Road, LLC (which is collecting Rent for the benefit of Sublessor) at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attn: Alan F. Kremin.

Section 2.03

Late Payment

.  If any payment of Base Rent, Additional Rent or TI Amortization due hereunder is not made in full on or before the 5th day after the date such payment is due, a late payment charge equal to 5% of the delinquent payment shall be due and payable.

ARTICLE III
INDEMNIFICATION

Section 3.01

Subtenant Indemnification

.  Sublessee agrees to pay, and to protect, indemnify and save harmless Sublessor and Prime Landlord’s Mortgagee, from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, all reasonable attorney’s fees and expenses), penalties, causes of action, suits, claims, demands or judgments of any nature whatsoever, arising out of third party claims caused by the acts or omissions of Sublessee due to (i) any injury to, or the death of, any persons or any damage to property on the Sublet Premises or upon adjoining sidewalks, streets or ways, in any manner growing out of or connected with the use, nonuse, condition or occupancy of the Sublet Premises or any part thereof or resulting from the condition thereof or of adjoining property, sidewalks, streets or ways, (ii) the performance of any labor or services or the furnishing of any materials or other property in respect of the Sublet Premises, (iii) any claim, proceeding or contest in connection with any insurance proceeds or settlements, or any award for condemnation or otherwise, (iv) any act or omission of Sublessee or its agents, contractors, licensees, sublessees or invitees or any person for whose conduct Sublessee is legally responsible, (v) violation (not proximately caused by negligent or willful acts of Sublessor or of Landlord’s Mortgagee) of any Legal Requirement, as defined in the Prime Lease, or other agreement, contract, covenant, condition or restriction affecting the Sublet Premises, or the ownership, occupancy or use thereof, (vi) any contest by Sublessee permitted under this Sublease, or (vii) violation of any provision of this Sublease by Sublessee. Only those obligations of Sublessee under this paragraph relating to acts, omissions or events occurring during the Term hereof shall survive the expiration or other termination of this Sublease.

Section 3.02

Sublessor Indemnification

.  Sublessor agrees to pay and to protect, indemnify and save harmless Sublessee from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, all reasonable attorney’s fees and expenses), penalties, causes of action, suits, claims, demands or judgments of any nature whatsoever, growing out of or connected with the use, nonuse, condition or occupancy of the Sublet Premises or any part thereof or resulting from the condition thereof or of adjoining property, sidewalks, streets or ways, resulting from an act or event not caused by Sublessee. Liability for contamination under Environmental Laws, as defined in the Prime Lease, relating to conditions which existed at the time of Lease termination is expressly excluded from this indemnity obligation.  The obligations of Sublessor under this paragraph shall survive the expiration or other termination of this Sublease.  Sublessee shall not be entitled to the protection and indemnification provided in this paragraph if, and to the extent, the event, condition or circumstance which would otherwise require Sublessor’s protection and indemnification occurred after termination of this Sublease and such termination was caused by Sublessee’s default under this Sublease.

ARTICLE IV
USE OF PREMISES

Section 4.01

Specific Use

.  The Sublet Premises shall be occupied and used for general office purposes and in accordance with all applicable governmental laws, regulations and requirements and for purposes incidental thereto, and shall not be used for any other purpose.

Section 4.02

Covenants Regarding Use

.  In connection with use of the Sublet Premises, Sublessor and Sublessee agree to do the following:

(a)

Sublessee shall use the Sublet Premises and conduct its business thereon in a safe, careful, reputable and lawful manner.

(b)

Sublessee shall not commit, nor allow to be committed by any of its employees or invitees, in, on or about the Sublet Premises or the Premises, any act of waste, including any act which might deface, damage or destroy the Premises or any part thereof; use or permit to be used on the Sublet Premises any hazardous substance, equipment or other thing which might cause injury to person or property or increase the danger of fire or other casualty in, on or about the Sublet Premises; permit any objectionable or offensive noise or odors to be emitted from the Sublet Premises; or do anything, or permit anything to be done, which would, in Sublessor’s reasonable opinion, disturb or tend to disturb other individuals occupying or using space in the Premises.

(c)

Sublessee shall not overload the floors of the Sublet Premises beyond their designed weight-bearing capacity.

(d)

Sublessee shall not use the Sublet Premises, nor allow the Sublet Premises to be used, for any purpose or in any manner which would, in Sublessor’s opinion, invalidate any policy of insurance now or hereafter carried on the Premises or increase the rate of premiums payable on any such insurance policy.  Should Sublessee fail to comply with this covenant, Sublessor may, at its option, require Sublessee to stop engaging in such activity or to reimburse Sublessor as additional fees for any increase in premiums charged during the Term of this Sublease on the insurance carried by Sublessor on the Premises and attributable to the use being made of the Sublet Premises by Sublessee.

(e)

Unless extended hours are permitted by Sublessor to any other building occupant, access to the Sublet Premises is limited to 7:00 a.m. to 9:00 p.m. Monday through Friday, Saturday 8:00 a.m. to 3:00 p.m., with limited access on Sundays (as determined by Landlord from time to time) or recognized holidays.

(f)

Sublessor will be responsible for heating, air conditioning and electricity, basic cleaning (vacuuming, dusting and emptying of waste baskets) on a daily basis to the extent the Landlord is obligated to provide such items to Sublessor under the Prime Lease and provided Sublessee pays its proportionate share of the costs therefor which costs shall be included within Sublessee’s proportionate share of Tenant’s Pro Rata Share of Expenses.  Upon presentation of billing statements, Sublessee shall reimburse Sublessor for coffee service contracted for by Sublessor based on Sublessee’s use.

Section 4.03

Compliance with Laws

.  Sublessee shall comply with all laws, statutes, ordinances, rules, regulations and orders of any federal, state, municipal or other government or agency thereof having jurisdiction over and relating solely to the use of the Sublet Premises and is responsible to obtain all licenses and permits necessary and required by any law statute, ordinance, rule, regulation or order of any federal, state, municipal or other government or agency having jurisdiction over and relating to the Sublet Premises.

ARTICLE V
INSURANCE

Section 5.01

Kinds and Amounts

.  Sublessor will cause to be procured and maintained the insurance and policies of insurance in amounts as required by Sections 14.1.1, 14.1.2 (but not for work contracted for by Sublessee), 14.1.3 (with Sublessee named as an additional insured), 14.1.4 (as to Sublessor’s employees), 14.1.5 and 14.1.6 of the Prime Lease (Sublessee’s proportionate share of the cost and expense of such insurance is reimbursable to Sublessor by Sublessee as a portion of Additional Rent under Section 2.01 of this Sublease).  Sublessee shall procure and maintain the insurance and policies of insurance at its own cost and expense in amounts as required by Sections 14.1.2 (for work contracted for by Sublessee), 14.1.3, 14.1.4 (for Sublessee’s employees) and 14.1.6 of the Prime Lease.

Section 5.02

Form of Insurance

.  The insurance described in Section 5.01 above shall be in companies and in form and substance required by the Prime Lease and if such insurance is obtained directly by Sublessee, such insurance policies described in Section 5.01 shall name Sublessor and Sublessee as insured parties and shall contain waivers of subrogation against Sublessor and Sublessee, and expressly permit waiver of claims prior to a loss.  The aforesaid insurance shall not be subject to cancellation except after, at least, thirty (30) days’ prior written notice to Sublessor.  The original insurance policies (or certificates thereof satisfactory to Sublessor), together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Sublessor at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage.

Section 5.03

Mutual Waiver of Claims and Subrogation Rights

.  Notwithstanding any other provisions of this Sublease to the contrary, whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Sublease, or

v

anyone claiming by, through, or under it in connection with the Sublet Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, costs, damage or expense or is required under this Sublease to be so insured, then the party so insured (or so required) hereby waives any claims against and releases the other party from any liability said other party may have on account of such loss, costs, damage or expense to the extent of any amount recovered by reason of such insurance; provided that such waiver of claims or release of liability shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (except that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

Section 5.04

Sublessee Business Interruption Insurance

.  Notwithstanding any provision of this Sublease to the contrary, (x) Sublessee shall be permitted to obtain and carry business interruption insurance (either in the form of a separate policy or in conjunction with any other insurance required hereunder) and shall be entitled to receive all proceeds payable on account of any such insurance and (y) Sublessor shall have no claim to or interest in the proceeds of any business interruption insurance maintained by Sublessee.

ARTICLE VI
ASSIGNMENT AND SUBLETTING

Section 6.01

Consent Required

.  Sublessee shall not, without Sublessor’s prior written consent which consent may be in Sublessor’s sole unfettered discretion, assign, convey, mortgage or sublet this Sublease or any interest under it, nor permit the use or occupancy of the Sublet Premises or any part thereof by anyone other than Sublessee or affiliates or subsidiaries of Sublessee.  Any such assignment, conveyance, mortgage, sublease, use or occupancy without Sublessor’s consent shall be voidable and, at Sublessor’s election, shall constitute a default of this Sublease.  Sublessor shall be paid all rent from any subletting.  No interest of Sublessee in this Sublease shall be assignable by operation of law.  An involuntary assignment shall constitute a default by Sublessee and Sublessor shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Sublessee.

Section 6.02

Involuntary Assignment

.

(a)

No interest of Sublessee in this Sublease shall be assignable by operation of law.  Each of the following acts shall be considered an involuntary assignment:

(i)

If Sublessee is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Sublessee is the bankrupt; or, if Sublessee is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

(ii)

If a writ of attachment or execution is levied on this Sublease;

(iii)

If, in any proceeding or action to which Sublessee is a party, a receiver is appointed with authority to take possession of the Sublet Premises.

(b)

An involuntary assignment shall constitute a default by Sublessee and Sublessor shall have the right to elect to terminate this Sublease, in which case this Sublease shall not be treated as an asset of Sublessee.  If a writ of attachment or execution is levied on this Sublease, Sublessee shall have ten (10) days in which to cause the attachment or execution to be removed.  If any involuntary proceeding in bankruptcy is brought against Sublessee, or if a receiver is appointed, Sublessee shall have sixty (60) days in which to have the involuntary proceeding dismissed or the receiver removed.

ARTICLE VII
SURRENDER

Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Sublessee’s right to possession of the Sublet Premises, Sublessee will at once surrender and deliver up the Sublet Premises, together with all alterations, additions, improvements, hardware and fixtures thereon, other than Sublessee’s personal property, to Sublessor in good condition and repair, except for reasonable wear and tear occurring after the last necessary maintenance by Sublessee.  If Sublessee fails to surrender the Sublet Premises to Sublessor on expiration or termination of this Sublease as required by this Sublease, Sublessee shall hold Sublessor harmless from all damages resulting from Sublessee’s failure to surrender the Sublet Premises, including, without limitation, claims made by a succeeding tenant resulting from Sublessee’s failure to surrender the Sublet Premises.

ARTICLE VIII
DESTRUCTION OF PREMISES

In the event of damage to, or destruction of, the Sublet Premises or any part thereof Sublessee shall have the same rights and obligations as the Sublessor under the Prime Lease with respect to the Sublet Premises.

ARTICLE IX
DEFAULTS AND REMEDIES

Section 9.01

Defaults by Sublessee

.  The occurrence of any one or more of the following events shall be a default and breach of this Sublease by Sublessee:  (a) Sublessee shall fail to pay any installment of Base Rent, Additional Rent, TI Amortization or any other sum due hereunder, within five (5) days after notice thereof from Sublessor; (b) Sublessee shall fail to perform or observe any other term, condition, covenant or obligation required to be performed or observed by it under this Sublease and does not correct such failure within thirty (30) days after notice thereof from Sublessor; provided, however, that if the term, condition, covenant or obligation to be performed by Sublessee is of such nature that the same cannot reasonably be corrected within such thirty day period, such default shall be deemed to have been cured if Sublessee commences such performance within said thirty day period and thereafter diligently undertakes to complete the same provided in no event shall Sublessee be allowed more than ninety (90) days to complete such cure; (c) Intentionally deleted; (d) A trustee or receiver shall be appointed to take possession of substantially all of Sublessee’s assets in, on or about the Sublet Premises or of Sublessee’s interest in this Sublease; (e) Sublessee makes an assignment for the benefit of creditors, or substantially all of Sublessee’s assets in, on or about the Sublet Premises or Sublessee’s interest in this Sublease are attached or levied upon under execution; (f) A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Sublessee pursuant to any federal or state statute; (g) The Sublet Premises are levied upon by any revenue officer or similar officer; (h) A decree or order appointing a receiver of the property of Sublessee shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or (i) If Sublessee shall fail to contest the validity of any lien or claimed lien and give security to Sublessor to insure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for twenty-five (25) days after notice thereof in writing to Sublessee.

Section 9.02

Remedies of Sublessor

.  Upon the occurrence of any event of default set forth above, Sublessor shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Sublessee:

(a)

Sublessor may reenter the Sublet Premises and cure any default of Sublessee, in which event Sublessee shall reimburse Sublessor as additional fees for any costs and expenses which Sublessor may incur to cure such default; and Sublessor shall not be liable to Sublessee for any loss or damage which Sublessee may sustain by reason of Sublessor’s action, unless such loss or damage was caused by Sublessor’s gross negligence.  Any reentry or repossession of the Sublet Premises by Sublessor or termination of this Sublease by Sublessor for default by Sublessee shall not work a forfeiture of the Rents to be paid and the covenants to be performed by Sublessee for the full Term hereof which shall survive any such reentry, repossession or termination.

(b)

Sublessor may sue for injunctive relief or to recover damages for any loss resulting from the breach and may accelerate all Rent without any abatement or setoff.

(c)

Sublessor may terminate this Sublease as of the date of such default, in which event:

(i)

Sublessor may reenter the Sublet Premises with process of law using such force as may be necessary, and remove all persons, fixtures and chattels therefrom and Sublessor shall not be liable for any damages resulting therefrom.  Upon the happening of any one (1) or more events of default, Sublessor may repossess the Sublet Premises by forcible entry or detainer suit, or otherwise, without demand or notice of any kind to Sublessee (except as hereinabove expressly provided for) and without terminating this Sublease and (without any obligation to do so) may relet all or any part of the Sublet Premises for such fees and upon such terms as shall be satisfactory to Sublessor (including the right to relet the Sublet Premises for a term greater or lesser than that under the Sublease term, and the right to relet the Sublet Premises as a part of a larger area, and the right to change the character or use made of the Sublet Premises).  For the purpose of such reletting, Sublessor may decorate or make any repairs, changes, alterations or additions in or to the Sublet Premises that may be necessary or convenient.  In the event of any termination of this Sublease or repossession of any of the Sublet Premises by reason of the occurrence of an event of default, Sublessee shall pay all sums required to be paid by Sublessee to and including the date of such termination of repossession and, in addition, Sublessor shall be entitled to recover as damages for loss of the bargain and not as a penalty (i) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate rents which would have been payable after the termination date had this Sublease not been terminated, including, without limitation, Base Rent at the annual rate or respective annual rates for the remainder of the Term provided for in this Sublease and the amount projected by Sublessor to represent Additional Rent for the remainder of the Term over the then present value of the then aggregate fair rental value of the Sublet Premises for the balance of the Term, such present worth to be computed in each case on the basis of a ten percent (10%) per annum discount from the respective dates upon which such rentals would have been payable hereunder had this Sublease not been terminated, and (ii) any damages in addition thereto, including without limitation reasonable attorneys’ fees and court costs, which Sublessor sustains as a result of the breach of any of the covenants of this Sublease other than for the payment of Base Rent.

Sublessee hereby agrees to be and remain liable for all sums aforesaid; and Sublessor may recover such damages from Sublessee and to institute and maintain successive actions or legal proceedings against Sublessee for the recovery of such damages.  Nothing herein contained shall be deemed to require Sublessor to wait to begin such action or other legal proceedings until the date when the Term would have expired by limitation had there been no such event of default.

(ii)

The obligation of Sublessee to pay all sums required to be paid by Sublessee hereunder during the term hereof shall not be deemed to be waived, released or terminated by reason of the service upon Sublessee of any statutory or other notice to collect, notice that the tenancy hereby created will be terminated on the date therein set forth, demand for possession, the institution of any action of forcible detainer or ejectment, or the entry of any judgment for possession that may be rendered in any such action.  In the event of any event of default hereunder, Sublessor may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of Sublessee.  If Sublessor at any time by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or incurs any expense, including reasonable attorneys’ fees, in instituting or prosecuting any action or proceedings to enforce Sublessor’s rights hereunder, the sum or sums so paid by Sublessor, with interest thereon at the rate of eighteen percent (18%) per annum from the date of payment thereof, shall be deemed to be additional fee hereunder and shall be due from Sublessee to Sublessor on the first day of the month following the payment of such respective sums or expenses. No receipt of money by Sublessor from Sublessee after the termination of this Sublease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Sublet Premises, shall renew, reinstate, continue or extend the terms of this Sublease or affect any such notice, demand or suit.

(d)

Sublessor shall use commercially reasonable efforts to mitigate any damages resulting from a default by Sublessee under this Sublease.  Sublessor’s obligation to mitigate damages after a default by Sublessee under this Sublease shall be satisfied in full if Sublessor undertakes to Sublease the Premises to another sublessee (a “Substitute Sublessee”) in accordance with the following criteria:

(i)

Sublessor shall have no obligation to solicit or entertain negotiations with any other prospective sublessees for the Sublet Premises until Sublessor obtains full and complete possession of the Sublet Premises including, without limitation, the final and unappealable legal right to relet the Sublet Premises free of any possessory claim of Sublessee;

(ii)

Sublessor shall not be obligated to sublease or show the Sublet Premises, on a priority basis, or offer the Sublet Premises to a prospective sublessee when other premises in the Premises suitable for that prospective sublessee’s use are (or soon will be) available;

(iii)

Sublessor shall not be obligated to sublease the Sublet Premises to a Substitute Sublessee for a rental less than the current fair market rental then prevailing for similar uses within the Premises, nor shall Sublessor be obligated to enter into a new sublease under other terms and conditions that are unacceptable to Sublessor under Sublessor’s then current leasing policies for comparable space in the Premises;

(iv)

Sublessor shall not be obligated to enter into a sublease with a Substitute Sublessee whose use would:

(1)

violate any restriction, covenant, or requirement contained in the sublease of another sublessee of the Premises;

(2)

adversely affect the reputation of the Premises; or

(3)

be incompatible with the operation of the Premises as an office building complex; and

(v)

Sublessor shall not be obligated to enter into a sublease with any proposed Substitute Sublessee which does not have, in Sublessor’s reasonable opinion, sufficient financial resources to pay all amounts under its sublease as and when due, and to operate the Sublet Premises in a first class manner.

Section 9.03

Remedies Cumulative

.

(a)

No remedy herein or otherwise conferred upon or reserved to Sublessor shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Sublease to Sublessor may be exercised from time to time and as often as occasion may rise or as may be deemed expedient.  No delay or omission of Sublessor to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein.  Neither the rights herein given to receive, collect, sue for Rent, moneys or payments, or to enforce the terms, provisions and conditions of this Sublease, or to prevent the breach or nonobservance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Sublessor to declare the Term hereby granted ended, and to terminate this Sublease as provided for in this Sublease, or to repossess without terminating the Sublease, because of any default in or breach of the covenants, provisions or conditions of this Sublease.

(b)

Sublessee hereby waives and surrenders, for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have under any present or future law to redeem any of the Sublet Premises or to have a continuance of this Sublease after termination of this Sublease or the Sublessee’s right of occupancy or possession pursuant to any court order or any provision hereof, and (ii) the benefits of any present or future law which exempts property from liability for debt or distress for fee.

Section 9.04

Non-Waiver of Defaults

.  No waiver of any breach of any of the covenants of this Sublease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.  No waiver of any default or breach of this Sublease shall be held to be a waiver of any other default or breach.  No act or omission by Sublessor or its employees or agents during the Term of this Sublease shall be deemed an acceptance of a

x

surrender of the Sublet Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Sublessor.

Section 9.05

Attorneys’ Fees

.  In the event Sublessee defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Sublease and Sublessor places the enforcement of all or any part of this Sublease, or the recovery of possession of the Sublet Premises in the hands of an attorney or collection agency, Sublessee agrees to reimburse Sublessor for the attorney’s or collection agent’s fees incurred thereby, whether or not suit is actually filed.

ARTICLE X
MAINTENANCE, REPAIRS AND ALTERATIONS

Section 10.01

Maintenance and Repairs

.

(a)

Except as hereinafter provided, Sublessor at its sole cost shall keep and maintain the entire exterior and interior of the Premises including the roof, plumbing fixtures, heating, ventilating, air-conditioning equipment, driveways and parking areas in good condition and repair, including any necessary replacements, and in full compliance with all zoning, building, health and police regulations in force; provided that Sublessor shall not be required to make any repairs which become necessary by reason of the acts or negligence of Sublessee, its agents, contractors, servants, employees, sublessees, concessionaires or licensees.  Sublessee shall not have any responsibility to maintain the Premises; provided, however, Sublessee shall keep, maintain and repair the interior of the Sublet Premises.

(b)

Sublessor will provide cleaning services for the Sublet Premises as described in paragraph 4.02(f) in a manner consistent with the cleaning services provided for the balance of the Premises provided Sublessee pays its proportionate share of the costs therefor.

(c)

Sublessor shall have the right to enter the Sublet Premises upon reasonable prior notice for the purpose of inspection and for making any repairs to the Sublet Premises.  Sublessor shall use commercially reasonable efforts to minimize interference with and disruption of Sublessee in making any repairs to the Sublet Premises.

(d)

Sublessee shall repair at its sole cost and expense all damage to the Sublet Premises caused by the installation or removal of personal property of Sublessee.

Section 10.02

Alterations

.  Sublessee shall not make any alterations or improvements to or do any act which would tend to impair the value of the Sublet Premises or the Premises, without the express prior written consent of the Sublessor.

ARTICLE XI
INTENTIONALLY DELETED

ARTICLE XII
ESTOPPEL CERTIFICATES

Sublessee shall at any time and from time to time upon not less than ten (10) days prior written request from Sublessor execute, acknowledge and deliver to Sublessor, in form reasonably satisfactory to Sublessor, Prime Landlord and Prime Landlord’s Mortgagee, or beneficiary under any trust deed a written statement certifying that Sublessee has accepted the Sublet Premises, that this Sublease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating the modifications; that the Sublessor is not in default hereunder; the date to which the fees and other charges have been paid in advance; if any; or such other accurate certification as may reasonably be required by Sublessor or Prime Landlord’s Mortgagee, or beneficiary under any trust deed, and agreeing to give copies to such mortgagee or beneficiary of all notices by Sublessee to Sublessor. Any such statement delivered by Sublessee pursuant to this Subsection may be relied upon by any prospective purchaser of the Sublet Premises, mortgagee or the beneficiary under any trust deed on the Sublet Premises and their respective successors and assigns.  Solely for purposes of issuance of financial statements, regulatory filings and real property financing by Sublessee or its affiliates, Sublessor shall at any time and from time to time upon not less than ten (10) days prior written request from Sublessee execute, acknowledge and deliver to Sublessee, in form reasonably satisfactory to Sublessee, a written statement certifying that Sublessee has accepted the Sublet Premises, that this Sublease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating the modifications; that the Sublessee is not in default hereunder; the date to which the fees and other charges have been paid in advance; if any; or such other accurate certification as may reasonably be required by Sublessee. Any such statement delivered pursuant to this Subsection may be relied upon in connection with the issuance of any financial statements and regulatory filings and the lender in connection with any real property financing by Sublessee or its affiliates.

ARTICLE XIII
MISCELLANEOUS

Section 13.01

Amendments Must be in Writing

.  All understandings between Sublessor and Sublessee are incorporated herein.  None of the covenants, terms or conditions of this Sublease shall be amended except by a written instrument, duly signed, acknowledged and delivered by the parties.

Section 13.02

Notices

.  All notices to or demands upon Sublessor or Sublessee desired or required to be given under any of the provisions hereof, shall be in writing.  Any notices or demands from Sublessor to Sublessee shall be deemed to have been duly and sufficiently given if the same has been served personally or has been deposited with a nationally recognized overnight courier for next business day delivery addressed to Sublessee at the Sublet Premises, Attn: Michael O’Hanlon, with a copy at the Sublet Premises to the Sublessee’s General Counsel, or at such address as Sublessee may theretofore have furnished by written notice to Sublessor, and any notice or demands from Sublessee to Sublessor shall be deemed to have been duly and sufficiently given if the same has been served personally or deposited with a nationally recognized overnight courier for next business day delivery addressed to Sublessor at  2901 Butterfield Road, Oak Brook, IL  60523, Attn: Alan F. Kremin, with a copy to The Inland Real Estate Group, Inc., 2901 Butterfield Road, Oak Brook, IL 60523, Attn: General Counsel, or at such other address as Sublessor may theretofore have furnished by written notice to Sublessee.  The effective date of notice by overnight courier aforesaid shall be the next Business Day after deposit with such courier.  The term, Business Day, means any day other than Saturday, Sunday or any other day on which banks are required or are authorized to be closed in Chicago, Illinois.

Section 13.03

Covenants Binding on Successors

.  All of the covenants, agreements, conditions and undertakings contained in this Sublease shall extend, inure to, and be binding upon the successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Sublease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the successors and assigns of such party.

Section 13.04

Time of Essence

.  Time is of the essence of this Sublease, and all provisions herein relating thereto shall be strictly construed.

Section 13.05

Captions

.  The captions of this Sublease are for convenience only and are not to be construed as part of this Sublease and shall not be construed as defining, limiting, or construing in any way the scope or intent of the provisions hereof.

Section 13.06

Severability

.  If any term or provision of this Sublease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Sublease shall not be affected thereby, but each term and provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

Section 13.07

Applicable Law

.  This Sublease shall be construed and enforced in accordance with the laws of the State of Illinois.

Section 13.08

Quiet Enjoyment

.  So long as Sublessee is not in default hereunder, Sublessor warrants that neither Sublessor, nor anyone claiming by, through or under Sublessor, shall interfere with the peaceful and quiet occupation and enjoyment of the Sublet Premises by Sublessee.  Any failure by Sublessor to comply with the foregoing covenant shall not give Sublessee any right to cancel or terminate this Sublease, or to abate, reduce or make deduction from or offset against any Base Rent, Additional Rent or other sum payable under this Sublease, or to fail to perform or observe any other covenants, agreements or obligations of Sublessee hereunder; provided, however, Sublessee shall be entitled to take all other means to enforce the foregoing covenant whether at law or in equity, including but not limited to suit for damages or specific performance.

Section 13.09

Sublessor Default

.  In the event of a default of any term or provision of this Sublease by Sublessor and upon expiration of thirty (30) days’ prior written notice from Sublessee to Sublessor notifying Sublessor of such default and a failure to cure such default by Sublessor during such thirty (30) day period, (provided that if any such default cannot with due diligence be cured within such thirty (30) day period and if the cure of such default shall be promptly commenced (but in any event within such thirty (30) day period) and prosecuted with diligence, the period within which such default may be cured shall be extended for such additional days as may be necessary to (not to exceed 120 additional days as may be reasonably necessary to cure such default with diligence and continuity.) If said default is not timely cured by Sublessor Sublessee shall have the right to pursue all remedies allowed to Sublessee at law or in equity, including but not limited to suit for damages or specific performance; provided, however, Sublessee shall not have the right to offset any Rent due hereunder nor have the right to terminate this Sublease.

Section 13.10

Permitted Contests

.  Sublessee shall not be required to (i) comply with any Legal Requirements, as defined in the Prime Lease; (ii) discharge or remove any liens, encumbrances or charges; or (iii) obtain any waivers or settlements or make any changes or take any action with respect to any encroachment, hindrance, obstruction, violation or impairment, so long as (a) Sublessee shall diligently contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings and no action by a third party shall have been taken toward the sale, forfeiture or loss of the Premises or the Prime Sublessor’s interest therein or any part thereof, or the Base Rent or any Additional Rent, or any portion thereof, to satisfy the same or to pay any damages caused by the violation of any Legal Requirement or by any such encroachment, hindrance, obstruction, violation or impairment; (b) there shall not exist (x) any interference with the use and occupancy of the Premises or any part thereof, or (y) any interference with the payment of the Base Rent or any Additional Rent, or any portion thereof; and (c) no such contest shall subject Sublessor or Prime Sublessor to the risk of civil or criminal liability. While any such proceedings are pending, and so long as Prime Landlord’s Mortgagee shall not otherwise object, Sublessor shall not have the right to pay, remove or cause to be discharged the lien or encumbrance thereby being contested nor shall an event of default be deemed to have occurred hereunder solely by reason of the exercise of Sublessee’s rights under this section.  Sublessee further agrees that each such contest shall be promptly prosecuted to a final conclusion.  Sublessee will pay, and save Sublessor, Prime Landlord and Prime Landlord’s Mortgagee  harmless against, any and all losses, liabilities, judgments, decrees and costs (including all reasonable attorneys’ fees), in connection with any such contest and will promptly, after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. Notwithstanding the foregoing, if an event of default hereunder has occurred and is continuing, or demand for security is made by Prime Landlord’s Mortgagee, Sublessee shall not be permitted to enter into or continue pursuit of any contest permitted without first posting security in an amount equal to the amount in dispute plus any penalties and interest with Sublessor or such other person as Sublessor shall approve.

Section 13.11

Sublessor Authority

.  Sublessor represents and warrants to Sublessee that no consent or approval of the Prime Landlord or Prime Landlord’s Mortgagee is required for Sublessor to enter into this Sublease.

Section 13.12

Short Form Sublease

.  This Sublease, or a short form or memorandum thereof, may be filed and/or recorded by Sublessee in the appropriate public office for publishing notice of the existence of leases, provided that the entire cost and expense (including without limitation any recording or filing fees or taxes payable with respect thereto) shall be paid by Sublessee, and provided further, that Sublessee shall not be obligated by virtue of this provision or otherwise to file or record this Sublease or a short form or memorandum thereof.

Section 13.13

Payment of Prime Lease Rent

.  Provided Sublessee timely pays all Base Rent, all Additional Rent and all other charges due from Sublessee hereunder, Sublessor will timely pay all Basic Rent, all Additional Rent and all other charges due Prime Landlord under the Prime Lease and Sublessor will perform all of its other covenants and obligations under the Prime Lease.

Section 13.14

Prime Lease Performance Covenant

.  Provided that Sublessee is not in default under this Sublease, if Prime Landlord is in default or has failed to perform any of its obligations under the terms of the Prime Lease, Sublessor, upon written notice from Sublessee, will make written demand upon Prime Landlord to cure such default.  If Prime Landlord fails to undertake to cure its default or perform its obligations within ten (10) days after receipt of Sublessor’s written demand therefor, Sublessee, and if Sublessee agrees to pay all costs and expenses of Sublessor (to be shared by Sublessor pro rata if Prime Landlord’s default adversely affects Sublessor) Sublessor will take appropriate legal action to enforce the terms of the Prime Lease for the benefit of Sublessee.

Section 13.15

Prime Landlord Recognition

.  Upon execution of this Sublease by Sublessor, Sublessor shall provide Sublessee with an executed copy of the Landlord’s Agreement attached hereto as Exhibit C.

Section 13.16

Non-Exclusive Parking

.  During the Term hereof, Sublessee shall have the non-exclusive right to use the parking areas cross-hatched on Exhibit D attached hereto for the accommodation and parking of automobiles of Sublessee and its officers, agents, employees and invitees.

Section 13.17

Amendment of Prime Lease

.  So long as Sublessor is not in default under this Sublease, Sublessor shall not enter into any amendment of the Prime Lease or exercise any rights under the Prime Lease that might have an adverse effect on Sublessees rights under this Sublease, Sublessee’s occupancy of the Sublet Premises or its use of the Sublet Premises without Sublessee’s prior written consent which consent shall not be unreasonably withheld or delayed.

Section 13.18

Non-Disturbance

.  In the event Sublessor shall receive a Non-Disturbance and Attornment Agreement from Prime Landlord’s Mortgagee, Sublessor shall request Prime Landlord to have Prime Landlord’s Mortgagee issue a similar Non-Disturbance and Attornment Agreement to Sublessee.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be executed all as of the day and year first above written.

Sublessee:	INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation
By:
Its:

Sublessor:	INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation
By:
Its:

EXHIBIT “A”

LEGAL DESCRIPTION OF THE PREMISES

Property Address:

2907 Butterfield Road, Oak Brook, Illinois

Tax Parcel Nos.:

06-28-104-013 (2907)

REAL PROPERTY IN THE CITY OF OAK BROOK, COUNTY OF DUPAGE, STATE OF ILLINOIS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1( FEE):

LOT 3 IN OAK BROOK INTERNATIONAL SUBDIVISION, BEING A

RESUBDIVISION OF LOT 1 IN OAK BROOK INTERNATIONAL OFFICE CENTER

SUBDIVISION OF PART OF THE NORTH 1/2 OF SECTION 28, TOWNSHIP 39 NORTH,

RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT

THEREOF RECORDED JUNE 14,1995 AS DOCUMENT NUMBER R95-072664,

(EXCEPTING THEREFROM THAT PART OF LOT 3 DESCRIBED AS BEGINNING AT THE

MOST NORTHWEST CORNER OF SAID LOT 3; THENCE NORTH 87 DEGREES 10

MINUTES, 30 SECONDS EAST ALONG A NORTH LINE OF SAID LOT 3 A DISTANCE OF

10.90 FEET; THENCE SOUTH 00 DEGREES, 14 MINUTES, 08 SECONDS WEST A

DISTANCE OP 204.16 FEET TO A POINT ON THE WEST LINE OF SAID LOT 3

(ALSO BEING THE EAST LINE OF ILLINOIS STATE TOLL HIGHWAY COMMISSION PERMANENT EASEMENT E2-63.1); THENCE NORTH 02 DEGREES 49 MINUTES 30

SECONDS WEST ALONG THE WEST LINE OF SAID LOT 3, A DISTANCE OF 203.87 FEET TO THE POINT OF BEGINNING), IN DUPAGE COUNTY, ILLINOIS.

PARCEL 2 (EASEMENT):

PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1 TO ENTER WON PART OF

THE NORTHERN ILLINOIS GAS COMPANY RIGHT OF WAY TOGETHER WITH

THE RIGHT TO FREE ACCESS TO AND USE THEREOF FOR LANDSCAPING PURPOSES AND TOGETHER WITH THE RIGHT OF FREE ACCESS TO AND USE THE SURFACE THEREOF

FOR CONSTRUCTION, RECONSTRUCTION, MAINTENANCE, REPAIR AND USE OF

SERVICE AND PRIVATE DRIVES AND AREAS FOR PARKING OF VEHICLES INCLUDING

THE PAVING AND IMPROVING OF SUCH SURFACE AREAS FOR SAID PURPOSES AND

FOR NO OTHER PURPOSE. AS CREATED BY AN INSTRUMENT RECORDED ON

JANUARY 19,1961, IN DUPAGE COUNTY, ILLINOIS, AS DOCUMENT 993993, AND ..

ASSIGNMENT RECORDED AS DOCUMENT R67-9069 AND AUTHORIZATION

RECORDED AS DOCUMENT R74-03288. OVER THE FOLLOWING DESCRIBED REAL

ESTATE: THAT PART OF THE NORTHERN ILLINOIS GAS COMPANY RIGHT OF WAY,

097245 000097 DALLAS 1869997.6

AS SHOWN ON THE NORTHERN ILLINOIS GAS COMPANY TOWNSHIP'

ASSESSMENT PLAT NUMBER 1 SHOWING RIGHT OF WAY OF NORTHERN ILLINOIS

GAS COMPANY THROUGH PART OF SECTIONS 31,30,29,28,27;26,25 IN TOWNSHIP

39 NORTH, RANGE' 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, DUPAGE COUNTY,

ILLINOIS, RECORDED AS DOCUMENT NUMBER R64-29042, IN THE RECORDER'S

OFFICE OF DUPAGE COUNTY, ILLINOIS MORE PARTICULARLY DESCRIBED AS

FOLLOWS: COMMENCING AT A POINT ON SOUTHEASTERLY CORNER OF LOT 2 IN

THE SUBDIVISION OF LOT 2 IN OAK BROOK INTERNATIONAL OFFICE CENTER

SUBDIVISION. BEING A SUBDIVISION IN PART OF THE NORTH 112 OF SECTION 28,

TOWNSHIP 39 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN

DUPAGE COUNTY, ILLINOIS, RECORDED AS DOCUMENT NUMBER R76-78775, IN THE

RECORDER'S OFFICE OF DUPAGE COUNTY, ILLINOIS, SAID POINT BEING ALSO ON

THE NORTHWESTERLY LINE OF SAID NORTHERN ILLINOIS GAS COMPANY RIGHT OF

WAY; THENCE SOUTH 24 DEGREES, 32 MINUTES, 23 SECONDS EAST ALONG THE

PROLONGATION OF THE NORTHEASTERLY LINE OF LOT 2 IN SAID SUBDIVISION OF

LOT 2 IN OAK BROOK INTERNATIONAL OFFICE CENTER SUBDIVISION, FOR A

DISTANCE OF 82.50 FEET TO THE SOUTHEASTERLY LINE OF SAID NORTHERN

ILLINOIS GAS COMPANY RIGHT OF WAY, THENCE SOUTH 65 DEGREES, 27 MINUTES,

37 SECONDS WEST ALONG SAID SOUTHEASTERLY LINE OF THE NORTHERN ILLINOIS

GAS COMPANY RIGHT OF WAY, FOR A DISTANCE OF 101 8.67 FEET TO THE POINT OF

BEGINNING; THENCE CONTINUING SOUTH 65 DEGREES, 27 MINUTES, 37 SECONDS

WEST ALONG THE LAST DESCRIBED LINE, FOR A DISTANCE OF 724.13 FEET TO A

POINT ON THE: PROLONGATION OF THE EASTERLY LINE OF TRACT 1-B, AS SHOWN

ON BUTLER-COMPANY-ILLINOIS TOLLWAY ASSESSMENT PLAT NUMBER 1

RECORDED DECEMBER 27, 1960 AS DOCUMENT NUMBER 99 1695, IN THE

RECORDER'S OFFICE OF DUPAGE COUNTY, ILLINOIS; THENCE NORTH 5 DEGREES, 43

MINUTES, 44 SECONDS EAST ALONG SAID PROLONGATION OF THE EASTERLY LINE

OF TRACT 1-B, FOR A DISTANCE OF 95.52 FEET TO A POINT ON THE SOUTHERLY

MOST SOUTHWESTERLY CORNER OF LOT 1 IN OAK BROOK INTERNATIONAL OFFICE

CENTER SUBDIVISION OF PART OF THE NORTH 1/2 OF SECTION 28, TOWNSHIP 39

NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN DUPAGE COUNTY,

ILLINOIS, RECORDED AS DOCUMENT NUMBER 72-4, IN THE RECORDER'S OFFICE OF

DUPAGE COUNTY, ILLINOIS, SAID POINT BEING ALSO ON SAID NORTHWESTERLY

LINE OF THE NORTHERN ILLINOIS GAS COMPANY RIGHT OF WAY, THENCE NORTH

65 DEGREES, 27 MINUTES, 37 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF

SAID LOT 1 IN THE OAK BROOK INTERNATIONAL OFFICE CENTER SUBDIVISION,

BEING ALSO SAID NORTHWESTERLY LINE OF THE NORTHERN ILLINOIS GAS

COMPANY RIGHT OF WAY, FOR A DISTANCE OF 672.81 FEET TO THE SOUTHERLY

MOST SOUTHWESTERLY CORNER OF LOT 2 IN THE SUBDIVISION OF LOT 2 IN OAK

BROOK INTERNATIONAL OFFICE CENTER SUBDIVISION, THENCE SOUTH 26

DEGREES, 44 MINUTES 28 SECONDS EAST, FOR A DISTANCE OF 82.56 FEET TO SAD

POINT OF BEGINNING.

PARCEL 3 (EASEMENT):

097245 000097 DALLAS 1869997.6

NON-EXCLUSIVE, PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, AS

CREATED BY DECLARATION AND GRANT OF EASEMENTS MADE BY LASALLE

, NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER 3,

1971 AND KNOWN AS TRUST NUMBER 43529; LASALLE NATIONAL BANK, AS

TRUSTEE UNDER TRUST AGREEMENT DATED NOVEMBER 4, 1973 AND KNOWN AS

TRUST NUMBER 46570 AND LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST

, AGREEMENT DATED DECEMBER 27, 1976 AND KNOWN AS TRUST NUMBER 51894,

DATED MAY 27, 1977 AND RECORDED NOVEMBER 1, 1977 AS DOCUMENT NUMBER

R77-100235, OVER AND UPON ALL DRIVEWAYS AS IDENTIFIED ON .EXHIBIT "D"

ATTACHED THERETO AND AS SHOWN ON EXHIBIT "A" OF THE INSTRUMENT

RECORDED JUNE 20, 1995, AS DOCUMENT NUMBER R95-75460, OVER THE

FOLLOWING DESCRIBED PROPERTY LOT 1 IN OAK BROOK INTERNATIONAL

SUBDIVISION, BEING A RESUBDIVISION OF LOT 1 IN OAK BROOK INTERNATIONAL

OFFICE CENTER SUBDIVISION OF PART OF THE NORTH 1/2 OF SECTION 28,

TOWNSHIP 39 NORTH, RANGE-I I, EAST OF THE THIRD PRINCIPAL MERIDIAN,

ACCORDING TO THE PLAT THEREOF RECORDED JUNE 14, 1995 AS DOCUMENT R95-

072664, IN DUPAGE COUNTY, ILLINOIS; AND LOTS 1 AND 2 IN OF THE SUBDIVISION

OF LOT 2 IN OAK BROOK INTERNATIONAL OFFICE CENTER SUBDIVISION, OF THE

NORTH 1/2 OF SECTION 28, TOWNSHIP 39 NORTH, RANGE 11 EAST OF THE THIRD

PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER

1, 1976 AS DOCUMENT NUMBER R76-78775, DUPAGE COUNTY ILLINOIS. .

PARCEL 4 (EASEMENT):

NON-EXCLUSIVE, PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, FOR

INGRESS AND EGRESS, UTILITY AND DRAINAGE EASEMENTS, HVAC EQUIPMENT,

AND SIGNS UNDER AND BY VIRTUE OF THE EASEMENTS, COVENANTS AND

RESTRICTIONS AGREEMENT RECORDED JUNE 20, 1995 AS DOCUMENT NUMBER R95-

075460, ON, OVER AND ACROSS THOSE PORTIONS OF THE LAND DESCRIBED

THEREIN DESIGNATED FOR SAID PURPOSES BY SAID INSTRUMENT, OVER THE

FOLLOWING DESCRIBED PROPERTY: LOT 1 IN OAK BROOK INTERNATIONAL

SUBDIVISION, BEING A RESUBDIVISION OF LOT 1 M OAK BROOK INTERNATIONAL

OFFICE CENTER SUBDIVISION OF PART OF THE NORTH 1/2 OF SECTION 28,

TOWNSHIP 39 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN,

ACCORDING TO THE PLAT THEREOF RECORDED JUNE 14, 1995 AS DOCUMENT

NUMBER R95-072664, IN DUPAGE COUNTY, ILLINOIS.

097245 000097 DALLAS 1869997.6

EXHIBIT “B”

SUBLET PREMISES

EXHIBIT “C”

LANDLORD’S AGREEMENT

LANDLORD’S  AGREEMENT

THIS LANDLORD’S AGREEMENT (this “Agreement”) is made and entered into this __ day of ____________, 2007 by and among INLAND 2905 & 2907 BUTTERFIELD ROAD, L.L.C., a Delaware limited liability company (“Landlord”) and INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation (“Subtenant”).

R E C I T A L S

Landlord is the owner in fee of that certain real property located at 2905 and 2907 Butterfield Road, Oak Brook, Illinois (the “Property”). By lease agreement dated May 12, 2005 (the “Prime Lease”) by and between Landlord and Inland Real Estate Investment Corporation, a Delaware corporation (“Tenant”), Landlord leased the Property to Tenant, and Tenant leased the Property from Landlord.

Tenant and Subtenant have entered into a sublease (the “Sublease”) on ______ ___, 2007 for that portion of the Property commonly known as Suites 120, 200 and 300 of the 2907  Butterfield Road Building and consisting of 36,740 rentable square feet (the “Premises”).

Landlord and Subtenant desire, pursuant to the provisions set forth in this Agreement, to ensure that Subtenant retains possession of the Premises for the entire term of the Sublease pursuant to the terms of the Sublease.

NOW, THEREFORE, for good, lawful and valuable consideration, including the mutual undertakings of the parties hereto, the receipt and sufficiency of which are acknowledged by each of the parties hereto, it is covenanted and agreed as follows:

1.

Landlord’s Acknowledgment of the Sublease.  Landlord hereby acknowledges and agrees that Subtenant is a Permitted Transferee as defined in Section 20.1 of the Prime Lease and that the subletting of the Premises by Tenant to Subtenant is in compliance with the Prime Lease.

2.

 Non-Disturbance.  Landlord shall not, in the exercise of any of the right arising or which may arise out of the Prime Lease or of any instrument modifying or amending the same or entered into in substitution or replacement thereof, disturb or deprive Subtenant in, or of, its possession or its right to possession of the Premises or of any right or privilege granted to or inuring to the benefit of Subtenant under the Sublease, provided the Sublease is then in full force and effect and Subtenant is not in default under the Sublease, and provided that any such right or privilege under the Sublease is no greater or different than any right or privilege provided to Tenant under the Prime Lease.

3.

Recognition and Attornment.  In the event of the termination of the Prime Lease by exercise of any remedy provided for therein, including re-entry, notice, surrender, summary proceedings or other action or proceeding or otherwise, or, in the event the Prime Lease shall terminate or expire for any reason before any of the dates provided in the Sublease for the termination of the initial or renewal terms of the Sublease, and if the Sublease shall, immediately prior to such surrender, termination or expiration, be in full force and effect and Subtenant shall not be in default under the Sublease, then, and in any of said events, Subtenant shall not be made a party in any action or proceeding to remove or evict the

4

Tenant nor shall the Subtenant be evicted or removed or its possession or right of possession be disturbed or in anyway interfered with.  In such event: (a) the Sublease shall continue in full force and effect as a direct lease from Landlord to Subtenant under the terms and provisions of the Sublease for the balance of the term thereof remaining, including any extensions therein provided; (b) Landlord shall continue to recognize the estate and rights of Subtenant created under the

Sublease; and (c) the terms of the Sublease, and Subtenant’s sub-leasehold estate in the Premises shall not then or thereafter be terminated, disturbed or adversely affected, except in accordance with the terms and provisions of the Sublease.  Subtenant shall and hereby agrees to attorn to Landlord under such circumstances.

4.

Notice.  All notices which may or are required to be sent under this Agreement shall be in writing and shall be deemed to have been given (i) when hand delivered, (ii) if by nationally recognized overnight delivery service (which provides a receipt of delivery), postage prepaid, or the next business day following deposit of such notice with such carrier, or (iii) when sent by telecopier (with a copy by either the method described in clause (i) or (ii) of this paragraph, to the addresses first above set forth with required copies to the following:

Subtenant:

2907 Butterfield Road

Oak Brook, Illinois 60523

Attn:  Michael O. Hanlon

With a copy to:  Duane Morris LLP

227 West Monroe, Suite 3400

Chicago, Illinois 60606

Attn:  David Kaufman, Esq.

Landlord:

2901 Butterfield Road

Oak Brook, Illinois 60523

Attn:  Paul Wheeler

With a copy to:  Robert H. Baum

c/o The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

5.

Modifications.  No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising thereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

6.

Successors.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, assigns and sublessees and any subsequent owner of the Property.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LANDLORD:

INLAND 2905 & 2907 BUTTERFIELD ROAD, L.L.C., a Delaware limited liability company

By:

Name:

Title:

SUBTENANT:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation

By:

Name:

Title: ________________________________

EXHIBIT “D”

PARKING AREAS